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                                  EXHIBIT 10.3

                        Pension Plan and Trust Agreement

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                                                                         Plan __

                                                                  [LOGO] SCUDDER

401(k)Plan
Adoption Agreement

     The undersigned (the "Employer") establishes or amends the (Sponsor automatically inserts employer's name) 401(k) Plan, by completing this Adoption Agreement adopting or amending the plan in the form of the Prototype 401(k) Plan attached.

     I.   ELIGIBILITY

     A. To become a Participant who is eligible to make a salary reduction election and/or to receive allocations of Deferred Cash Contributions, an Employee need not complete any period of Service

          [X] or, if this box is checked, an Employee must complete 1 Year of Service, (insert no more than "1").

     B. An Employee who meets the above requirements for eligibility to make a salary reduction election and/or to receive allocations of Deferred Cash Contributions shall become such an eligible Participant on the first day the requirements are met

          [ ]  or, if this box is checked, on the first day of the next month

          [ ] or, if this box is checked, on the first day of the next pay period

          [X] or, if this box is checked, on the first day of the next quarter of the Plan Year.

     C. To become a Participant who is eligible to receive allocations of Employer Matching Contributions and/or Employer Profit Sharing Contributions, an Employee must complete 1 Year of Service

          [ ]  or, if this box is checked, an Employee must complete
                                                                     ---------
               Year(s) of Service, (insert "2" or less; select more than _ only if the Employer selects full and immediate vesting in Section V.A. and B. below; insert "0" for no waiting period).

     D. An Employee who meets the above requirements for eligibility to receive allocations of Employer Matching Contribution and/or Employer Profit Sharing Contributions shall become such an eligible Participant on the first day the requirements are met

          [ ]  or, if this box is checked, on the first day of the next month

          [ ] or, if this box is checked, on the first day of the next pay period

          [X] or, if this box is checked, on the first day of the next quarter of the Plan Year.

     E.   The number of Hours of Service required to have a Year of Service is
          1000

          [ ]  or, if this box is checked,        (insert less than "1000").
                                           ------
               However, if the Year(s) of Service selected in Section I.A. or I.C. above is or includes a fractional year, an Employee is not required to complete any specified number of Hours of Service to receive eligibility credit for such fractional year.

     F. For purposes of calculating periods of Service, the Employer shall calculate periods of Service based on an actual count of the Hours of Service an Employee performs

          [ ] or, if this box is checked, an Employee shall be credited with 45 Hours of Service for each week during which the Employee performs an actual Hour of Service.

     G. Before an Employee may become a Participant, the Employee need not attain any minimum age

          [ ]  or, if this box is checked, an Employee must be at least
                                                                        --------
               (insert "21" or less) years of age.

     H. For purposes of determining the Employees that are entitled to become Participants and which organizations and/or entities constitute the Employer, "Employer" shall include all organizations and entities aggregated with the adopting organizations or entity pursuant to the provisions of Code Section 414

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          [ ]  or, if this box is checked, "Employer" shall include the adopting organization or entity and the following additional organizations or entities:

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     I.   All Employees are entitled to be Participants except (one or more may be selected):

          [ ] Non-resident aliens who receive no earned income from the Employer which constitutes income from sources within the United States;

          [ ] Individuals covered by a collective bargaining contract which meets the requirements specified in the Plan;

          [ ]  Salaried Employees;

          [ ]  Hourly-paid Employees;

          [ ]  Piece-rate Employees;

          [X]  Employees paid by commission;

          [ ] Employees covered by another retirement plan to which the Employer is required to contribute; and

          [ ]  Employees in the following non-discriminatory classification:
               Contract Employees.

     NOTE: If Employees are excluded from the Plan under one or more of the classifications above (not including the first two classifications), the Plan must satisfy on a continuing basis the coverage, nondiscrimination, and participation requirements of Code Sections 410(b), 401(a)(4), and 401(a)(26).

     II. SALARY REDUCTIONS AND DEFERRED CASH CONTRIBUTIONS

     For each Plan Year, the Employer will make the following contribution to the Trust on behalf of each eligible Participant:

     Select and Complete if   [X](A) A Salary Reduction Contribution equal to
     Salary Reduction Con-           the portion of the Compensation otherwise
     tributions are Desired          payable to the Participant that the
                                     Participant has elected to contribute to the Trust. The Participant's election shall specify the amount of the Compensation to be contributed, which amount shall be not less than 0% (insert "0" or more, but not more than the next chosen number) and not more than 15% (insert "20" or less, but not less than the previously chosen number) of the Participant's Compensation for the Plan
                                     Year.

     Select and Complete if   [ ](B) A Deferred Cash Contribution equal to that
     Deferred Cash Contri-           portion of the Deferred Cash Allocation for
     butions are Desired             the Plan Year which the eligible
                                     Participant has not elected to receive in cash. The Deferred Cash Allocation for this purpose shall be an amount equal to the percentage of the eligible Participant's
                                     Compensation as is determined by the
                                     Employer for each Plan Year (which
                                     percentage shall be the same for each
                                     Participant)

                                     [ ] or, if the box is checked,   % of the
                                                                   ---
                                         eligible Participant's Compensation.

     III. PROFIT SHARING CONTRIBUTIONS

     For each Plan Year, the Employer will not make an Employer Profit Sharing Contribution

     Select if Profit Sharing        [X] or, if this box is checked, the
     Contributions are Desired           Employer will make an Employer Profit
                                         Sharing Contribution equal to the
                                         amount, if any, determined by the
                                         Employer for each Plan Year.

     IV.  MATCHING CONTRIBUTIONS

     A. For each Plan Year, the Employer will not make an Employer Matching Contribution

     Select and Complete if          [X] or, if this box is checked, the
     Employer Matching Contri-           Employer will make an Employer Matching
     butions are Desired                 Contribution on behalf of each
                                         Participant who, pursuant to Section VI
                                         below, is eligible to receive an
                                         allocation; such contribution shall be
                                         equal to the percentage indicated in
                                         (B) below of aggregate:

     Select One or More if               [X] (i) Salary Reduction Contributions
     Employer Matching
     Contributions have been             [ ] (ii) Deferred Cash Contributions
     Selected
                                         [ ] (iii) Nondeductible Voluntary
                                                   Contributions

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     B.   The Employer Matching Contribution made on behalf of each Participant shall be equal to a percentage of the Participant's contributions selected in (A) above; which percentage shall be equal to at least:

                              [ ]  (i)      %
                                       -----

                              [ ] (ii) the sum of 100% of such contributions which are not in excess of 3% of the Participant's Compensation plus O% of such contributions which are in excess of 3% of the Participant's Compensation, but not in excess of 3% of the Participant's Compensation

                              [ ]  (iii) the sum of     % of such contributions
                                                    ----
                                   which are not in excess of      dollars, plus
                                                              ----
                                      % of such contributions which are in
                                   ---
                                   excess of      dollars, but not in excess of
                                             ----
                                         dollars.
                                   -----

     NOTE: If (ii) or (iii) above are completed with the second matching percentage (following the word "plus") greater than the first matching percentage (following the words "the sum of"), the IRS may deem the plan to be discriminatory under Code Section 401(a)(4).

     C. The Employer will make Employer Matching Contributions regardless of the dollar amount or percent of the Participant's aggregate contribution indicated in (A) above

                              [ ] or, if this box is checked, the Employer shall make an Employer Matching Contribution on behalf of a Participant but only if the Participant's aggregate contributions indicated in (A) above equal or exceed
                                          (insert "$0", a higher dollar amount
                                   ------
                                   or a percentage which is not in excess of the next chosen number) of such Participant's Compensation and then only to the extent that the aggregate amount of the contributions designated in A.(i), A.(ii) or A.(iii) which are allocated to the Participant's Account for such Plan Year does not exceed
                                            (insert a percentage or dollar
                                   --------
                                   amount) of the Participant's Compensation.

     V.   VESTING OF EMPLOYER CONTRIBUTIONS

     NOTE: Make selections in Section V. only if Employer Profit Sharing Contributions and/or Employer Matching Contributions have been selected.

     A. Employer Profit Sharing Contributions shall be immediately vested and nonforfeitable.

     Select One if            [X] (1) or, if this box is checked, vested at the
     Desired, and                     rate specified in Column 1 below.
     Complete if
     Necessary                [ ] (2) or, if this box is checked, vested at the
                                      rate specified in Column 2 below.

                              [ ] (3) or, if this box is checked, vested at the
                                      rate specified in Column 3 below.

                              [ ] (4) or, if this box is checked, vested at the
                                      rate specified in Column 4 below which
                                      rate shall, if a graded rate is specified, be at least as rapid as the rate specified in Column 2 below or, if a cliff rate is specified, be at least as rapid as the rate specified in Column 3 below.

                                  VESTING TABLE

                 Column 1      Column 2      Column 3     Column 4
     Vesting     Top-Heavy       7-Year       5-Year     Percentage
      Years    Vesting Rate   Graded Rate   Cliff Rate     Elected
     -------   ------------   -----------   ----------   ----------
        1            0%             0%           0%
                                                             ---
        2           20%             0%           0%
                                                             ---
        3           40%            20%           0%
                                                             ---
        4           60%            40%           0%
                                                             ---
        5           80%            60%         100%
                                                             ---
        6          100%            80%         100%
                                                             ---
        7          100%           100%         100%
                                                             ---

     NOTE: Employer Profit Sharing Contributions must be immediately vested and nonforfeitable if the Employer makes the election in Section I.C. above and requires Employees to complete more than one Year of Service.

     B. Employer Matching Contributions shall be immediately vested and nonforfeitable.

                              [X] (1) or, if this box is checked, vested at the
                                      rate specified in Column 1 below.

                              [ ] (2) or, if this box is checked, vested at the
                                      rate specified in Column 2 below.

                              [ ] (3) or, if this box is checked, vested at the
                                      rate specified in Column 3 below.

                              [ ] (4) or, if this box is checked, vested at the
                                      rate specified in Column 4 below which
                                      rate shall, if a graded rate is specified, be at least as rapid as the rate specified in Column 2 below or, if a cliff rate is specified, be at least as rapid as the rate specified in Column 3 below.

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                                  VESTING TABLE

                 Column 1      Column 2      Column 3     Column 4
     Vesting     Top-Heavy       7-Year       5-Year     Percentage
      Years    Vesting Rate   Graded Rate   Cliff Rate     Elected
     -------   ------------   -----------   ----------   ----------
        1            0%             0%           0%
                                                             ---
        2           20%             0%           0%
                                                             ---
        3           40%            20%           0%
                                                             ---
        4           60%            40%           0%
                                                             ---
        5           80%            60%         100%
                                                             ---
        6          100%            80%         100%
                                                             ---
        7          100%           100%         100%
                                                             ---

     NOTE: Employer Matching Contributions must be immediately vested and nonforfeitable if the Employer makes the election in Section I.C. above and requires Employees to complete more than one Year of Service.

     C. The following Service will be included in determining Vesting Years only if checked below:

                              [X] (1) Service before the Employer maintained
                                      this Plan or a predecessor plan.

                              [ ] (2) Service before the first Plan Year during
                                      which a Participant attained age 18.

                              [ ] (3) Service after five consecutive
                                      One-Year Breaks in Service (this inclusion shall apply only for the purpose of computing the vested percentage of Employer Profit Sharing Contributions and Employer Matching Contributions made before such period).

                              [ ] (4) Service before January 1, 1971, unless the
                                      Participant has completed three or more
                                      Vesting Years after December 31, 1970.

                              [ ] (5) Service before the first Plan Year to
                                      which ERISA is applicable, if this Plan is a continuation of an earlier plan which would have disregarded such service.

     D. Vesting Years and One-Year Breaks in Service for the purpose of vesting shall be measured on the 12-consecutive-month period beginning on the Participant's initial date of employment or an anniversary of that date

          [X]  or, if this box is checked, on the Plan Year.

     E. The Participant will have a Vesting Year only if the Participant completes the number of Hours of Service specified in Section I.E. above

          [ ] or, if this box is checked, if the Participant either completes the number of Hours of Service specified in Section I.E. or receives an allocation of the Employer Profit Sharing Contribution for the Plan Year, or both.

     NOTE: You may make this election only if you checked the box in Section V.D. directly above.

     F. If the Plan becomes a Top Heavy Plan but thereafter ceases to be a Top Heavy Plan, the vesting schedule in effect while the Plan was a Top Heavy Plan will continue to be in effect for all existing and future Participants

          [ ] or, if this box is checked, the vesting schedule selected in Sections V.A. or B. above, as the case may be, will apply for all Plan Years during which the Plan is not a Top Heavy Plan.

     VI.  ALLOCATIONS OF EMPLOYER CONTRIBUTIONS

     A. A Participant who has terminated Service during a Plan Year and is not employed on the last day of such Plan Year shall receive any Deferred Cash Allocation made pursuant to Section II.B. above and shall share in any allocation of Employer Profit Sharing Contributions, Employer Matching Contributions and/or reallocated forfeitures pursuant to Sections III. and IV. above for such Plan Year

          [X] or, if this box is checked, shall receive any Deferred Cash Allocation made pursuant to Section II.B. above and shall share in any allocation of Employer Profit Sharing Contributions, Employer Matching Contributions and/or reallocated forfeitures pursuant to Sections III. and IV. above only if such Participant completes 501 (insert "501" or less) Hours of Service during such Plan Year.

     Note: You may make this election only if you checked the box in Section V.D. above.

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     B.   An otherwise eligible Participant who is a Highly Compensated Employee for a given Plan Year shall receive an allocation of any Employer Profit Sharing Contributions made pursuant to Section III. above and any reallocated forfeitures

          [ ] or, if this box is checked, shall not receive an allocation of any Employer Profit Sharing Contributions made pursuant to
               Section III. above and any reallocated forfeitures.

     C. An otherwise eligible Participant who is a Highly Compensated Employee for a given Plan Year shall receive an allocation of any Employer Matching Contributions made pursuant to Section III.B. above and any reallocated forfeitures

          [ ] or, if this box is checked, shall not receive an allocation of any Employer Matching Contributions made pursuant to IV. above and any reallocated forfeitures.

     D. Any required minimum Top-Heavy allocations will be made first from this Plan

          [ ]  or, if this box is checked, first from the
                                                          ---------------------
               Plan (insert name of another qualified retirement plan maintained by the Employer).

     E. For any Plan Year for which the Plan is a Top Heavy Plan, minimum allocations shall be made in accordance with the provisions of Section 23.03

          [ ] or, if this box is checked, because the Employer maintains at least one other qualified retirement plan, minimum allocations
               shall be made at the following rate of compensation:      %
                                                                   ------
               (insert "3" or more).

     NOTES: The Employer may not make an election in Section VI.A. above, if discrimination in favor of Highly Compensated Employees will result.

     Only consider checking the box in Section VI.D. if the Employer sponsors two or more tax-qualified retirement plans and either (1) one of those plans is a defined benefit plan or (2) the plans do not have identical eligibility requirements.

     VII. REALLOCATION OF FORFEITURES

     Any forfeiture which results from a Participant's termination of Service shall be reallocated as if it were a contribution of the same type (i.e., Employer Profit Sharing Contribution or Employer Matching Contribution) for the Plan Year following the Plan Year in which such forfeiture occurs

          [X] or, if this box is checked, such forfeiture shall be deemed to be an Employer Matching Contribution, and applied to reduce the aggregate amount the Employer must contribute in Employer Matching Contributions for the Plan Year during which the forfeiture occurs.

     VII. COMPENSATION

     A. "Compensation" for purposes of allocating Employer Profit Sharing Contributions, shall include the following:

          (i) A Participant's Salary Reduction Contributions, Deferred Cash Contributions (which the Participant did not elect to take in cash) and other amounts which are excluded from an Employee's gross income pursuant to Code Section 125, 402(a)(8), 402(h)(I)(B), and 403(b).

               [ ] or, if this box is checked, shall not include a Participant's Salary Reduction Contributions, Deferred Cash Contributions, (which the Participant did not elect to take in cash) and other amounts which are excluded from an Employee's gross income pursuant to Code Sections 125, 402(a)(8), 402(h)(l)(B), and 403(b);

          (ii) Amounts paid during the Plan Year by the Employer to the Employee while the Employee was a Participant

               [ ] or, if this box is checked, "Compensation" shall include amounts paid by the Employer to the Employee during the entire Plan Year in which an Employee became a Participant whether or not such an Employee was a Participant for the entire Plan Year,

          (iii) All Form W-2 compensation

               [X] or, if this box is checked, all Form W-2 compensation except the items checked below: (Select one or more if desired)

                    [X]  Bonuses

                    [ ]  Commissions

                    [ ]  Overtime Payments

                    [ ]  Other (specify)
                                        ----------------------------------------

NOTE: If one or more of the above are chosen, the exclusion must NOT result in discrimination in favor of Highly Compensated Employees.

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